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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 12, 2003
                Date of Report (Date of earliest event reported)




                             MSX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    333-49821                38-3323099
   (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)              File Number)         Identification No.)




                  22355 WEST 11 MILE ROAD, SOUTHFIELD, MICHIGAN
                    (Address of principal executive offices)

                                      48034
                                   (Zip Code)

                                 (248) 299-1000
              (Registrant's telephone number, including area code)





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ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
         (furnished under Item 9 in accordance with interim guidance provided by the Securities and Exchange Commission)

A press release announcing the first quarter 2003 results was issued on May 12, 2003. The press release is filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      Exhibits:

         99.1     Press Release dated May 12, 2003




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  May 12, 2003


MSX INTERNATIONAL, INC.


By:      /s/ Frederick K. Minturn
         -------------------------------
         Frederick K. Minturn
         Executive Vice President and
         Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

  99.1                  Press Release dated May 12, 2003